UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2013

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15835 Park Ten Place Drive Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 749-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 18, 2013, Atwood Oceanics, Inc. (the “Company”) entered into an Underwriting Agreement with Barclays Capital Inc., Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, DNB Markets, Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule A of the Underwriting Agreement (collectively, the “Underwriters”), relating to the issuance and sale of an additional $200,000,000 aggregate principal amount of the Company’s 6.50% Senior Notes due 2020 (the “Notes”). The Notes are to be issued pursuant to the Indenture, dated as of January 18, 2012 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of January 18, 2012 (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, the “Indenture”), pursuant to which the Company previously issued $450,000,000 aggregate principal amount of 6.50% Senior Notes due 2020 on January 18, 2012 (the “Existing Notes”). The Notes and the Existing Notes will have the same CUSIP number and will trade interchangeably immediately upon settlement.

The offering of the Notes was registered under the Securities Act of 1933 pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-187112), and is being made pursuant to the prospectus supplement, dated June 18, 2013, to the prospectus, dated March 7, 2013, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The description of the Notes and the Indenture are set forth in the prospectus and are incorporated herein by reference. The issuance and sale of the Notes is expected to close on June 21, 2013. The Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the form of the Notes are filed or incorporated by reference as exhibits to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement, dated as of June 18, 2013, between the Company and Barclays Capital Inc., Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, DNB Markets, Inc. and Goldman, Sachs & Co. as representatives of the several underwriters named in Schedule A of the Underwriting Agreement.

4.1	Indenture, dated as of January 18, 2012, between the Company and Wells Fargo Bank, National Association, as trustee, relating to debt securities (incorporated herein by reference to Exhibit 4.1 to the Company’s Quarterly Report a Form 10-Q for the quarter ended December 31, 2011).

4.2	First Supplemental Indenture, dated as of January 18, 2012, between the Company and Wells Fargo Bank, National Association, as trustee, including the form of 6.50% Senior Notes due 2020 (incorporated herein by reference to Exhibit 4.2 to the Company’s Quarterly Report a Form 10-Q for the quarter ended December 31, 2011).

5.1	Opinion of Baker Botts L.L.P.

8.1	Tax opinion of Baker Botts L.L.P.

12.1	Statement of computation of ratio of earnings to fixed charges for the year ended September 30, 2012 (historical and pro forma) and the six months ended March 31, 2013 (historical and pro forma).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.

By:	/s/ Mark L. Mey

Mark L. Mey
Senior Vice President

Date: June 20, 2013

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